UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024

GRAIL, LLC

to be converted as described herein into a corporation named

GRAIL, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42045	86-3673636
(State or other jurisdiction of Incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1525 O’Brien Drive Menlo Park, California		94025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (833) 694-2553

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	GRAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events

GRAIL, LLC (the “Company” or “GRAIL”) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, initially filed on May 6, 2024 (as amended, the “Registration Statement”), relating to the separation (the “Spin-Off”) of the Company from Illumina, Inc. (“Illumina”), to be effected by Illumina’s distribution of at least 85.5% of the shares of common stock of the Company, par value $0.001 per share, to holders of common stock of Illumina as a pro rata dividend in the Spin-Off (the “Distribution”). Immediately prior to the completion of the Spin-Off, GRAIL, LLC will be converted into a Delaware corporation and will be renamed GRAIL, Inc.

On June 3, 2024, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the Spin-Off and provides important information regarding the Company’s business and management. The final information statement, dated June 3, 2024 (the “Information Statement”), is attached hereto as Exhibit 99.1.

As further described in the Information Statement, the Spin-Off is expected to be effective at 12:01 A.M. New York City time on June 24, 2024 (the “Distribution Date”). Holders of Illumina common stock will be entitled to receive one share of GRAIL common stock for every six shares of Illumina common stock held at the close of business on June 13, 2024 (the “Record Date”). The Distribution is subject to the satisfaction or waiver of certain conditions described in the Information Statement.

Although the Company expects that a limited market, commonly known as a “when-issued” trading market, will develop on the trading day prior to the Record Date, the Company’s common stock is expected to begin trading “regular way” on the Nasdaq Global Select Market under the ticker symbol “GRAL” on June 25, 2024, the first trading day after the Distribution Date.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are being filed as part of this Report.

Exhibit Number	Description

99.1	Information Statement of GRAIL, LLC dated June 3, 2024.

104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAIL, LLC

Date: June 3, 2024	By:	/s/ Abram Barth
	Name:	Abram Barth
	Title:	General Counsel